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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: October 22, 1997
                ----------------

                                EMC CORPORATION
            (Exact name of registrant as specified in its charter)

Massachusetts                         1-9853                 No. 04-2680009
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(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


    171 South Street, Hopkinton, MA                                  01748
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(Address of principal executive offices)                           (zip code)


      Registrant's telephone number, including area code: (508) 435-1000
                                                          --------------
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Item 5. Other Events
--------------------

On October 21, 1997, the registrant announced a 2-for-1 stock split in the form of a 100% stock dividend with a record date of October 31, 1997 and a distribution date of November 17, 1997. The broker's cut off date is November 7, 1997.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMC CORPORATION


Date: October 22, 1997                       By:  /s/ Colin G. Patteson
                                                  ---------------------
                                                  Colin G. Patteson
                                                  Senior Vice President, Chief
                                                  Administrative Officer and
                                                  Treasurer



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